                                 EXHIBIT 24.1

                               POWER OF ATTORNEY

    We, the undersigned officers and directors of Microsemi Corporation, do hereby constitute and appoint Philip Frey, Jr.; David R. Sonksen; and Jiri Sandera, Ph.D., or any one or more of them, our true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement to which this Power of Attorney is an exhibit and any and all amendments to this Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or such person's or persons' substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Form S-8 Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         Signature                               Title                            Date
         ---------                               -----                            ----
/s/ PHILIP FREY, JR.                             Chairman of the Board,           February 25, 1997
--------------------------------                  Chief Executive Officer
Philip Frey, Jr.                                  and President

/s/ DAVID R. SONKSEN                             Vice President - Finance,        March 21, 1997
--------------------------------                  Chief Financial Officer,
David R. Sonksen                                  and Secretary  (Chief
                                                  Accounting Officer)

/s/ JIRI SANDERA                                 Treasurer and Secretary          February 25, 1997
--------------------------------                  Vice President, Engineering
Jiri Sandera, Ph.D.                               and Director

/s/ BRAD DAVIDSON                                Director                         February 25, 1997
--------------------------------
Brad Davidson

/s/ ROBERT B. PHINIZY                            Director                         February 25, 1997
--------------------------------
Robert B. Phinizy

/s/ JOSEPH M. SCHEER                             Director                         February 25, 1997
--------------------------------
Joseph M. Scheer

/s/ MARTIN H. JURICK                             Director                         February 25, 1997
--------------------------------
Martin H. Jurick